EXHIBIT 10.4

SUBORDINATION AND INTERCREDITOR AGREEMENT

This Subordination and Intercreditor Agreement (this “Agreement”) is made as of December 28, 2022, by and among (i) Mill City Ventures III, Ltd., a Minnesota corporation (“Subordinated Creditor”), (ii) Orion Pip LLC, a Delaware limited liability company, as administrative agent and as collateral agent (in such capacities, together with its successors and assigns, the “Senior Agent”) for itself and the Senior Lenders (as defined below) (together with the Senior Agent, each individually, a “Senior Creditor” and collectively, the “Senior Creditors”), and (iii) Mustang Funding, LLC, a Delaware limited liability company (the “Borrower”).

W I T N E S S E T H

Reference is made to that certain Senior Secured Credit and Guaranty Agreement, dated as of December 28, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the certain subsidiaries of the Borrower (together with Borrower, the “Credit Parties”, and each, a “Credit Party”), Senior Agent and the lenders from time to time party thereto (the “Senior Lenders”), pursuant to which the Senior Lenders have agreed to make Loans (as defined in the Credit Agreement) to the Borrower upon the terms, and subject to the conditions, in each case specified in the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement). Such Loans, together with all other obligations, liabilities and indebtedness of every nature of any Credit Party from time to time owed to the Senior Agent and the other Senior Lenders under the Credit Documents, any amendments, modifications, renewals or extensions thereof and any interest, fees and other charges accruing thereon or due or to become due with respect, whether or not such interest, fees and other charges are allowed claims, are collectively referred to herein as the “Senior Debt”.

Reference is also made to that certain Promissory Note issued pursuant to the Short-Term Loan Agreement, dated December 12, 2022 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, the Promissory Note and Short-Term Loan Agreement are collectively referred to hereinafter as the “Subordinated Note”), made by the Company to the Subordinated Creditor, evidencing the loans made by the Subordinated Creditor to the Company thereby (such loans, the “Subordinated Debt”).

The parties hereto desire to enter into this Agreement to provide for the subordination in right and time of payment of the Subordinated Debt to the Senior Debt due or to become due to the Senior Lenders.

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Subordination:

a.

Subordination. Notwithstanding any provision of the Subordinated Note, each of the Company and Subordinated Creditor hereby covenants, for the benefit of the Senior Lenders, that all obligations of the Company under the Subordinated Note and all rights of Subordinated Creditor to repayment of Subordinated Debt, are each hereby expressly made subordinate and junior to Senior Lenders in (i) right and time of payment and (ii) exercise of remedies, in each case to the prior indefeasible payment in full in cash of all Senior Debt.

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b.

Permitted Payments. Notwithstanding the foregoing, provided no Default or Event of Default (each as defined in the Credit Agreement) has occurred and is continuing both before and after giving effect to such payment, the Company may pay to the Subordinated Creditor all amounts due and owing under the Subordinated Note from (i) free cash or (ii) the proceeds of the issuance of equity or debt authorized in accordance with the provisions of the Credit Agreement (collectively, the “Permitted Payments”). Any payments prohibited by the terms of this Section 1(b), may be paid by the Company to the Subordinated Creditor (each a “Catch Up Payment”) after Borrower has cured, or Senior Creditors have waived, the Default or Event of Default prohibiting such payment, but only to the extent such Catch Up Payment would not give rise to a Default or Event of Default.

c.

Turnover. If any payment or distribution of any character or any security, whether in cash, securities, or other property, shall be received by the Subordinated Creditor in contravention of any of the terms hereof, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to the Senior Agent for application to the payment of all Senior Debt remaining unpaid. In the event of the failure of the Subordinated Creditor to endorse or assign any such payment, distribution or security, the Senior Agent is hereby irrevocably authorized to endorse or assign the same. With respect to any such payments or distributions in cash, property, or other assets received by Subordinated Creditor, Subordinated Creditor shall be subrogated to the rights of such Senior Creditor to receive distributions with respect to the Senior Debt until the Subordinated Debt is Paid in Full (as defined in Section 6(a) below).

d.

Waiver. WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THE SUBORDINATED NOTE, SUBORDINATED CREDITOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE SENIOR AGENT OR ANY OTHER SENIOR CREDITOR, EVEN THOUGH THAT ELECTION OF REMEDIES HAS DESTROYED SUBORDINATED CREDITOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE COMPANY BY THE OPERATION OF ANY APPLICABLE LAW. AN ELECTION OF REMEDIES INCLUDES, WITHOUT LIMITATION, ANY FORECLOSE UPON ANY COLLATERAL (AS DEFINED IN THE CREDIT AGREEMENT) HELD BY ANY SENIOR CREDITOR BY ONE OR MORE JUDICIAL OR NON-JUDICIAL SALES OR OTHER DISPOSITIONS, WHETHER OR NOT EVERY ASPECT OF ANY SUCH SALE IS COMMERCIALLY REASONABLE OR OTHERWISE FAILS TO COMPLY WITH APPLICABLE LAW.

e.

Stand Still. “Collection Action” means (a) to ask for, demand, or sue for any payment, distribution, or any other remedy in respect of indebtedness, (b) to accelerate such indebtedness, or (c) the commencement of, or the joinder with any creditor in commencing, any petition of bankruptcy, assignment for the benefit of creditors or any other creditors' agreement or insolvency proceeding against Borrower or any assets of Borrower. Notwithstanding Section 1(b) hereof, after any Default or Event of Default (each as described in the Credit Agreement) and until the earlier of (1) 180 days thereafter without any Collection Action having been initiated by the Senior Creditors or (2) six months following the Payment in Full (as defined below) of all Senior Debt, the Subordinated Creditor shall not: (i) take any Collection Action against the Company or with respect to the Subordinated Debt; (ii) sell, assign, transfer, pledge, mortgage, charge, hypothecate, or grant a security interest in the Subordinated Note or any of the Subordinated Debt, except subject to Section 1 hereof; (iii) advance any additional debt or liability, or the like, to, or receive any loan, dividend, return of capital, advance, gift, or any other transfer of any property whether real or personal, or tangible or intangible, from the Company; (iv) contest, protest, direct or object to any Collection Action by any Senior Creditor; nor (iv) object to (and hereby waives any and all claims with respect to) the forbearance by any Senior Creditor from taking any Collection Action. Notwithstanding the foregoing, if any Default or Event of Default is cured by the Borrower (to the extent capable of being cured) or waived by the Senior Creditors, Subordinated Creditor shall be entitled to do any of the foregoing as permitted hereby unless and until another Default or Event of Default occurs under the Credit Agreement.

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2. Agreements by Subordinated Creditor and Company: Subordinated Creditor and the Company agree as follows:

a. The Subordinated Debt is, and shall always be, evidenced exclusively by the Subordinated Note, together with any security agreement entered into with the Subordinated Creditor pursuant to the terms of the Subordinated Note; provided, however, that in the event that any such security agreement is executed and delivered, such security shall be subject to the terms and conditions of this Agreement and subject further to the terms and conditions of any other subordination agreement (or amendment to this agreement), in customary and negotiated form, as between Subordinated Creditor and Senior Creditors as Senior Creditors may request. Subordinated Creditor agrees to provide Senior Creditor at least ten days’ notice prior to requesting that Borrower execute any security agreement pursuant to the terms of the Subordinated Note.

b. The Company shall advise the Subordinated Creditor of the occurrence of any Default or Event of Default under the Credit Agreement; provided, that the failure of the Company to do so shall in no way effect the rights and privileges of the Senior Agent or other Senior Creditors or the duties or obligations of the Subordinated Creditor under this Agreement.

c. Except as expressly permitted pursuant to Section 1(b) hereof, Subordinated Creditor shall not demand, accept, or receive from the Company or any other Person, directly or indirectly, and the Company shall not make or give to Subordinated Creditor, directly or indirectly, any payment or other value in cash or in kind, on account of the Subordinated Debt.

d. The Company shall not set off, establish a contra account, or otherwise apply, all or any part of the Subordinated Debt towards satisfaction of any obligation of the Subordinated Creditor to the Company.

e. Neither the Subordinated Creditor nor the Company shall, without the prior written consent of the Senior Agent, which is not to be unreasonably withheld or conditioned, (i) amend, restate, supplement or otherwise modify the Subordinated Note or (ii) alter, amend, or change the amount of, or any term of payment of, the Subordinated Debt (other than the forgiveness of the Subordinated Debt in whole or in part, or extension of any payment date therefor).

f. Subordinated Creditor shall not enforce any of its rights, remedies, powers, privileges and discretions with respect to the Subordinated Debt except as permitted in Section 1(e). Notwithstanding the foregoing, nothing contained herein shall prevent the Subordinated Creditor from: (i) taking any action to the extent necessary to prevent the running of any applicable statute of limitation or similar restriction on claims; (ii) the filing of any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding, or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Subordinated Creditor, provided that such action is not in contravention of this Agreement or adverse to the rights, remedies or liens of Senior Creditors; or (iii) voting, filing proofs of claim and taking any other action with respect to the Subordinated Debt in any Debtor Relief Law (as defined in the Credit Agreement) to the extent not inconsistent with the other provisions of this Agreement.

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3. Further Assurances: The Subordinated Creditor and the Company shall execute all such further instruments and do such other and further acts as the Senior Agent may reasonably request in furtherance of the Senior Agent’s rights enumerated hereunder. The respective obligations of the Subordinated Creditor and the Company hereunder being unique, are specifically enforceable by the Senior Agent.

4. Subordinated Creditor’s Obligations: In the event that, notwithstanding the restrictions set forth in Section 2, above, Subordinated Creditor receives any payment on account of the Subordinated Debt not expressly permitted by Section 1 above, Subordinated Creditor shall hold such payment in trust for the Senior Agent, for the benefit of the Senior Creditors, and shall not commingle such payment with any other funds of such Subordinated Creditor. Subordinated Creditor shall deliver all such payments to the Senior Agent, promptly upon receipt thereof in the identical form received, duly endorsed to the Senior Agent.

5. Certain Waivers By Subordinated Creditor: The Subordinated Creditor:

a. Waives notice of non-payment, presentment, demand, notice, protest or otherwise with respect to the Senior Debt.

b. Waives notice of the acceptance of this Agreement by the Senior Agent.

c. Except as otherwise provided under Section 8 hereof, assents to any extension, renewal, indulgence or waiver, permitted to the Company and/or any other Person liable or obligated to the Senior Agent or any other Senior Creditor for or on the Senior Debt; provided, however, that the stated maturity of any Senior Debt may not be extended without the prior written consent of the Subordinated Creditor.

d. Waives all suretyship defenses generally.

e. If entitled thereto, waives the right to notice and/or hearing prior to the Senior Agent’s exercising of the Senior Agent’s rights and remedies hereunder or under any Credit Document.

No action by the Senior Agent which has been assented to herein shall affect the obligations of the Subordinated Creditor to the Senior Agent hereunder.

6. Continuing Effectiveness of Subordination:

a. The Senior Agent and the other Senior Creditors may continue to rely upon this Agreement and the subordination effected hereby with respect to all Senior Debt which may arise hereafter. This Agreement shall remain in full force and effect until the Senior Debt (other than contingent indemnification obligations for which a claim has not been asserted) are irrevocably paid in full in cash and all Commitments have terminated (“Paid in Full” and “Payment in Full”).

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b. The subordination effected hereby shall not be affected by any release, discharge or invalidation, by operation of law or otherwise, of the Senior Debt or by the legal incapacity of the Company, Subordinated Creditor or any other Person liable or obligated to the Senior Agent or any other Senior Creditor for or on the Senior Debt.

c. All interest on the Senior Debt for which the Company has agreed to be liable and all fees and expenses shall continue to accrue and shall continue to be Senior Debt for purposes of the subordination effected hereby notwithstanding any stay to the enforcement thereof against the Company, or disallowance therefor against the Company.

d. This Agreement, if previously terminated, shall be automatically reinstated, without any further action, if at any time any payment made or value received by either Senior Agent or any other Senior Creditor with respect to any Senior Debt is rescinded or must otherwise be returned by the Senior Agent or such other Senior Creditor upon the insolvency, bankruptcy or reorganization of Subordinated Creditor, the Company or otherwise, all as though such payment had not been made or value received.

7. Insolvency:

a. In the event of any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person (each, a “Proceeding”) involving the Company:

i. This Agreement shall remain in full force and effect. All references to the Company shall include the Company as a debtor in possession and any receiver, assignee or trustee in any Proceeding. The provisions of this Agreement are intended to be and shall be enforceable under Section 510(a) of the United States Bankruptcy Code.

ii. The Senior Debt shall be Paid in Full before any payments in respect of the Subordinated Debt, whether in cash, securities (other than securities which are subordinated in right of payment, redemption or dividend payment, as applicable, to the same extent as provided herein) or other property, shall be made to Subordinated Creditor.

iii. Payments in respect of the Subordinated Debt, whether in cash, securities (other than securities which are subordinated in right of payment, redemption or dividend payment, as applicable, to the same extent as provided herein) or other property which would otherwise, but for the terms hereof, be payable or deliverable on account of the Subordinated Note shall be paid or delivered directly to the Senior Agent until the Senior Debt is Paid in Full. Subordinated Creditor irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such payments to the Senior Agent. Subordinated Creditor also irrevocably authorizes and empowers the Senior Agent, in the name of the Subordinated Creditor, to demand, sue for, collect and receive any and all such payments.

iv. The Subordinated Debt shall continue to be treated as subordinate to the Senior Debt, and the provisions of this Agreement shall continue to govern the relative rights and priorities of the Senior Creditors and the Subordinated Creditor, even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided, invalidated or disallowed in connection with any such Proceeding.

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b. If the Company shall become subject to a Proceeding, and if Senior Creditors shall desire to permit the use of cash collateral or to provide financing to the Company, the Subordinated Creditor agree that adequate notice to the Subordinated Creditor shall be deemed to have been provided if the Subordinated Creditor receive notice in accordance with Section 19 hereof (together with all applicable pleadings) no less than one (1) Business Day prior to the entry of an order approving same.

c. The Subordinated Creditor agrees that the Senior Agent may consent to the use of cash collateral or provide (or consent to a third party providing) financing to the Company on such terms and conditions and in such amounts as the Senior Agent, in its sole and exclusive discretion, may decide and, in connection therewith, the Company may grant to the Senior Creditors liens and security interests upon all of the property of the Company, which liens and security interests (i) shall secure payment of all Senior Debt (whether such Senior Debt arose prior to the commencement of any Proceeding or at any time thereafter) and all other financing provided by the Senior Creditors during such Proceeding and (ii) shall be superior in priority to the liens and security interests, if any, in favor of the Subordinated Creditor on the property of the Company.

d. Subordinated Creditor agrees that it will not object to or oppose a sale or other disposition of any Collateral (as defined in the Credit Agreement) free and clear of security interests, liens (if any), or other claims of Subordinated Creditor under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code, if the Senior Agent has consented to such sale or disposition and shall be deemed to have consented to such sale or disposition pursuant to Section 363(f) of the Bankruptcy Code. Subordinated Creditor agrees not to assert any right it may have to “adequate protection” of the Subordinated Creditor’s interest in any Collateral in any Proceeding and agrees that it will not seek to have the automatic stay lifted with respect to any Collateral without the prior written consent of Senior Agent. The Subordinated Creditor waives any claim it may now or hereafter have arising out of Senior Agent’s election, in any Proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by the Company, as debtor in possession.

e. If Subordinated Creditor fails to file a proof of claim in connection with any Proceeding accurately reflecting its claims, and such filing is required to preserve such claims or is requested by the Senior Agent, then Subordinated Creditor agrees to execute, verify, deliver, and file such proof of claim and hereby irrevocably authorizes, empowers, and appoints the Senior Agent as its agent and attorney-in-fact to execute, verify, deliver and file such proof of claim upon the failure of Subordinated Creditor to do so prior to ten (10) days before the expiration of the time to file such proof of claim. Furthermore, Subordinated Creditor agrees to not vote its claim in any Proceeding without the prior written consent of the Senior Agent and hereby irrevocably authorizes, empowers, and appoints the Senior Agent as its agent and attorney-in-fact, for the Senior Agent’s use and benefit without notice to Subordinated Creditor, to accept or reject any plan of reorganization and otherwise vote such claim in such Proceeding in any way the Senior Agent chooses. Notwithstanding the foregoing, the Senior Agent shall not have any obligation to execute, verify, deliver and/or file any such proof of claim or to vote any such claim in any Proceeding.

f. This Agreement shall constitute a “subordination agreement” for the purposes of Section 510(a) of the Bankruptcy Code and shall be enforceable in any Bankruptcy Proceeding in accordance with its terms. In the event of any insolvency or bankruptcy proceeding (and any receivership, liquidation, reorganization or other similar proceeding in connection therewith being collectively referred to as an “Insolvency Proceeding”) relative to the Company or Subordinated Creditor or its or their respective creditors or property, the subordination provisions of this Agreement shall remain in full force and effect and all principal of, premium and interest on all Senior Debt shall first be indefeasibly paid in full before any payment on account of principal, premium, if any, or interest shall be made upon the Subordinated Note, and in any such proceedings any payment or distribution of any kind or character, whether in cash, securities or other property, which may be payable or deliverable in respect of the Subordinated Note shall be paid or delivered directly to the Senior Agent for application in payment thereof, unless and until such Senior Debt shall have been indefeasibly paid in full. No Senior Creditor be prejudiced in its right to enforce the subordination provisions of this Agreement by any act or failure to act on the part of the Company or any Senior Creditor.

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8. Modification to Credit Agreements: Subordinated Creditor acknowledges and agrees that the Credit Agreement and any and all loan documents executed in connection therewith may be amended, restated, supplemented or otherwise modified from time to time; provided, however, that the stated maturity of any Senior Debt may not be extended without the prior written consent of the Subordinated Creditor, and further that no amendment or supplement shall prohibit the repayment, in the absence of a Default or Event of Default (each as defined in the Credit Agreement), of the Subordinated Debt with (i) free cash or (ii) proceeds of the issuance of equity or debt either of which are authorized in accordance with the provisions of the Credit Agreement. The Company shall promptly after the execution of any amendment or modification to the Credit Agreement, give copies thereof to the Subordinated Creditor, but the failure to do so by the Company shall in no way effect any of the rights or privileges of the Senior Agent under this Agreement.

9. Senior Agent’s Books and Records: The books and records of the Senior Agent showing the accounts between the Senior Agent and the Company and (if any) the Senior Agent and the Subordinated Creditor shall be admissible in any action or proceeding to enforce this Agreement and shall constitute prima facie evidence and proof of the items contained therein, absent manifest error.

10. Effect of Breach of Agreement: The Company and Subordinated Creditor each hereby acknowledges and agrees that any failure by any or all of the Company and Subordinated Creditor to promptly, punctually, and faithfully perform or discharge any of their respective obligations hereunder shall be an Event of Default under the Credit Agreement.

11. Costs of Enforcement: The Company will pay on demand all attorneys’ fees and out-of-pocket expenses incurred by the Senior Agent’s and any other Senior Creditor’s attorneys and all costs incurred by the Senior Agent or any other Senior Creditor, including, without limitation, costs associated with travel on behalf of the Senior Agent or any other Senior Creditor, which costs and expenses are related to the Senior Agent’s or such other Senior Creditor’s efforts to preserve, protect, collect, or enforce any of the obligations of the Company and/or any of the Senior Agent’s Rights and Remedies (as defined in Section 13) hereunder (whether or not suit is instituted by or against the Senior Agent or any other Senior Creditor).

12. Incorporation: This Agreement constitutes the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether oral or written, relating to the subject matter hereof. No provisions hereof may be altered, amended, waived, canceled, or modified, except by a written instrument executed, sealed, and acknowledged by a duly authorized officer of the Senior Agent, the Company and the Subordinated Creditor with respect to which such alteration, amendment, waiver, cancellation or modification applies.

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13. Senior Agent’s Rights and Remedies: The rights, remedies, powers, privileges, and discretions of the Senior Agent hereunder (hereinafter, the “Senior Agent’s Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Senior Agent in exercising or enforcing any of the Senior Agent’s Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Senior Agent of any of the Senior Agent’s Rights and Remedies or of any default or remedy under any other agreement with the Company or the Subordinated Creditor shall operate as a waiver of any other default hereunder or thereunder. No exercise of the Senior Agent’s Rights and Remedies and no other agreement or transaction, of whatever nature, entered into between the Senior Agent, the Subordinated Creditor and/or between the Senior Agent and the Company at any time shall preclude any other or further exercise of the Senior Agent’s Rights and Remedies. No waiver by the Senior Agent of any of the Senior Agent’s Rights and Remedies on any one occasion shall be deemed a continuing waiver. All of the Senior Agent’s Rights and Remedies and all of the Senior Agent’s rights, remedies, powers, privileges, and discretions under any other agreement with the Subordinated Creditor and/or the Company shall be cumulative, and not alternative or exclusive, and may be exercised by the Senior Agent at such time or times and in such order of preference as the Senior Agent in its sole discretion may determine. The Senior Agent may proceed with respect to the Subordinated Debt without resort or regard to other collateral or sources of satisfaction of the Senior Debt or, if any, the obligations and indebtedness of the Subordinated Creditor to the Senior Agent and the other Senior Creditors.

14. Binding Effect: This Agreement has been duly executed and delivered by the Subordinated Creditor and the Company. Subordinated Creditor and the Company each represents and warrants solely on behalf of itself, that this Agreement constitutes a legal, valid and binding obligation of such Person, enforceable against such Person thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and the laws of agency and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. This Agreement shall be binding upon Subordinated Creditor, the Company and their respective, representatives, successors, and assigns, and shall inure to the benefit of and be enforceable by the Senior Agent and the other Senior Creditors, and their respective successors and assigns. This Agreement shall remain in full force and effect until the Senior Creditors are Paid in Full.

15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

16. Jurisdiction; Consent to Service of Process.

a. THE SUBORDINATED CREDITOR AND THE COMPANY EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE SUBORDINATED CREDITOR AND THE COMPANY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE SUBORDINATED CREDITOR AND THE COMPANY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE AGENT OR ANY OTHER SENIOR CREDITOR MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE SUBORDINATED CREDITOR, THE COMPANY OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.

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b. THE SUBORDINATED CREDITOR AND THE COMPANY EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION. THE SUBORDINATED CREDITOR AND THE COMPANY EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

c. THE SUBORDINATED CREDITOR AND THE COMPANY EACH AGREES THAT ANY ACTION COMMENCED BY SUCH PERSON ASSERTING ANY CLAIM OR COUNTERCLAIM ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT SOLELY IN A COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION.

17. Waiver of Jury Trial: The Senior Agent, the Company and Subordinated Creditor each respectively make the following waiver knowingly, voluntarily, and intentionally and understand that the Senior Agent, in the establishment and maintenance of the Senior Agent’s relationship with the Company, is relying thereon. THE AGENT, SUBORDINATED CREDITOR AND THE COMPANY EACH HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). THE AGENT, SUBORDINATED CREDITOR AND THE COMPANY EACH (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED TO IT, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT THE AGENT AND THE OTHER SENIOR CREDITORS HAVE BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT AND THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

18. Counterparts: This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement in electronic format shall be effective as delivery of a manually executed counterpart of this Agreement.

19. Notices: All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

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a.	if to the Company, to:

c/o Mustang Funding, LLC

701 Lake Street E., Suite 250

Attn: James K Beltz

E-mail: jimmy@mustangfunding.com

b.	if to the Subordinated Creditor, to:

Mill City Ventures III, Ltd.

1907 Wayzata Blvd., Wayzata MN 55391

Joseph A. Geraci, CFO

Email: jgeraci@millcityventures3.com

c.	if to the Senior Agent, to:

Orion Pip LLC

405 Lexington Avenue

59th Floor

New York, NY 10174

E-mail: loanops@arenaco.com

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date above first written.

SUBORDINATED CREDITOR: MILL CITY VENTURES III, LTD.

/s/ Joseph A. Geraci
Name: Joseph A. Geraci, II
Title: Chief Financial Officer

[Signature Page to Subordination and Intercreditor Agreement]

COMPANY: MUSTANG FUNDING, LLC

By:	/s/ James Beltz
Name:	James Beltz
Title:	President

SENIOR AGENT: Orion Pip, LLC

By:	/s/ Lawrence Cutler
Name:	Lawrence Cutler
Title:

[Signature Page to Subordination and Intercreditor Agreement]